UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04438

Exact name of registrant as specified in charter:	Aberdeen Australia Equity Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

Item 1. Reports to Stockholders.

Aberdeen Australia Equity Fund, Inc. (IAF)
Semi-annual Report
April 30, 2018
Sydney Harbour Bridge, Sydney, Australia

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Australia Equity Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable distribution rate. Each quarterly distribution will be paid out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Based on generally accepted accounting principles, the Fund estimates the distributions for the fiscal year commenced November 1, 2017 through the distributions declared on June 11, 2018 consisted of 21% net investment income, 28% net realized gains and 51% tax return of capital.

In January 2019, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2018 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report, which covers the activities of Aberdeen Australia Equity Fund, Inc. (the “Fund”), for the six-month period ended April 30, 2018. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities.

Total Investment Return

For the six-month period ended April 30, 2018, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund compared to the Fund’s benchmark are as follows:

NAV*	1.7%
Market Price*	0.9%
S&P/ASX 200 Accumulation Index (“ASX 200”)[1]	1.8%

*	assuming the reinvestment of dividends and distributions

The Fund’s total return is based on the reported NAV on each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments. For more information about Fund performance please see page 3 Report of the Investment Manager.

NAV, Share Price and Discount

	NAV	Price	Discount
10/31/2017	$6.39	$6.25	2.2%
4/30/2018	$6.18	$6.00	2.9%

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific equity team. The Asia-Pacific equity team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Effective January 31, 2018, Jason Kururangi replaced Mark Daniels as part of the team having the most significant responsibility for the day-to-day management of the Fund’s portfolio. This team also includes Michelle Lopez, Robert Penaloza, Natalie Tam and Hugh Young.

Mr. Kururangi is an investment manager on the Asian equities team. He joined Aberdeen Asset Management Limited in 2011.

Managed Distribution Policy

The Fund has a managed distribution policy of paying quarterly distributions at an annual rate, set once a year, that is a percentage of the rolling average of the Fund’s prior four quarter-end net asset values. In March 2018, the Board of Directors of the Fund (the “Board”) determined the rolling distribution rate to be 10% for the 12-month period commencing with the distribution payable in March 2018. This policy will be subject to regular review by the Board. The distributions will be made from current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital.

On June 11, 2018, the Fund announced that it will pay on June 29, 2018, a distribution of US $0.16 per share to all shareholders of record as of June 21, 2018.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six-month period ended April 30, 2018, the Fund did not repurchase any shares.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual report to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to

[1]

The ASX 200 is a market-capitalization weighted and float-adjusted stock market index of Australian stocks listed on the Australian Securities Exchange from S&P Global Ratings. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Aberdeen Australia Equity Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeeniaf.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Contact Us:

•	Visit: cef.aberdeen-asset.us/
•	Watch: cef.aberdeen-asset.us/en/cefinvestorcenter/aberdeen-closed-end-fund-tv
•	Email: InvestorRelations@aberdeenstandard.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Australian equities posted gains for the six-month period ended April 30, 2018. The broad-market Standard & Poor’s (“S&P”)/Australian Stock Exchange Ltd. (“ASX”) Index initially reached its highest level since 2008 amid stabilizing commodity prices, which lifted stocks in the energy and materials sectors. The relatively benign economic backdrop and investors’ optimism about U.S. tax reform also fueled the rally. However, the upbeat market sentiment soon gave way to the return of volatility that had been absent for much of 2017. Capping the Australian stock market’s gains were a raft of worries, which included rising U.S. interest rates amid growing inflationary pressures, escalating trade tensions, especially between the U.S. and China, and a technology sector sell-off triggered by the specter of more stringent regulatory scrutiny in the wake of social media company Facebook’s data leak. Furthermore, a decline in Chinese steel prices caused a corresponding slump in iron ore, aluminium and coal.

In economic news, Australia’s fourth-quarter 2017 gross domestic product (“GDP”) grew by less than expected. While the growth was underpinned by household consumption, consumer confidence weakened on concerns over the economic outlook. In February, business confidence fell amid worsening conditions, while unemployment held steady although both job growth and the number of people seeking employment proved a disappointment. In January 2018, retail sales increased, with department stores registering an expansion for the first time since October 2017. Inflation remained soft over the first quarter of 2018, allowing the central bank, the Reserve Bank of Australia, to keep interest rates steady, while retaining its expectations that the economy could grow at a faster pace this year compared to 2017.

Fund performance review

The Fund returned 1.67% on a net asset value basis for the six-month period ended April 30, 2018, slightly underperforming the 1.77% return of its benchmark, the S&P/ASX 200 Index.

At the stock level, the lack of exposure to Australia-based investment bank Macquarie Group Ltd. weighed on Fund performance as its stock price rose after the company released solid results during the reporting period attributable to strong growth in its core businesses, signaling an ability to deploy excess capital, which we believe should support future earnings growth assuming global events remain conducive. The Fund still does not hold Macquarie, given the company’s exposure to more volatile earnings streams, including performance fees within its asset management business, as well as capital market-related activities. While the Fund had a position in Healthscope Ltd. for part of the reporting period, the private hospital operator received a A$2.36 per share (roughly US$1.78) takeover bid from a consortium involving private-equity house BGH Capital and AustralianSuper, which represented a 16% premium to Healthscope’s most recently traded share price. The consortium already controlled 14.5% of Healthscope, largely via AustralianSuper’s holding. Finally, the Fund’s holding in Caltex Australia Ltd., a transport fuel supplier and convenience-store retail chain operator, was also a detractor from relative performance because of investors’ concerns about its longer-term growth, particularly the potentially negative impact that electrical-vehicle adoption might have on gasoline volumes. Furthermore, we believe that rising oil prices will hinder Caltex Australia’s refining business, which comprises approximately 30% of its earnings.

In contrast, the Fund’s holding in ASX, the country’s primary exchange for stocks and derivatives, contributed to relative performance for the reporting period. The company posted healthy results over the reporting period, driven by higher secondary capital-raisings, increased futures trading, and growth in technical services connections and data feeds. We maintain the Fund’s overweight position in ASX relative to the benchmark, given its quasi-monopoly in equity securities, its robust market proposition in derivatives and fixed-income securities, as well as its advanced computer systems for both trading and settlement. The holding in shopping center-focused property investment company Westfield Corporation Stapled Securities also contributed to Fund performance. Since its split from Scentre Group in 2014, Westfield Corporation has become a retail property developer with high-quality flagship assets in Europe and the US. These assets included the recently-opened World Trade Center in New York, as well as White City and Stratford in London. In 2017, Westfield’s stock price came under pressure and was trading significantly below what we believed was the intrinsic value of its assets. However, the valuation gap narrowed following Unibail-Rodamco’s bid for the business. We believe that the valuation is largely fair and will likely support the transaction. However, because the deal is a combination of cash and stock, with the new Unibail-Rodamco stock to be traded via a depositary instrument on the ASX, the Fund’s eventual positioning in the new company is still under discussion. The Fund’s holding in wine-maker and distributor Treasury Wine Estates also contributed to relative performance. Shares of the company performed well over the reporting period due to relative weakness in the Australian dollar and continued demand for its masstige* and luxury-end wines particularly from China. While we favor the longer-term shift in consumers’ tastes towards premium wines, we are cautious in the shorter term, as we believe that markets such as the U.S. may prove more of a challenge in which to execute.

*	Masstige comprises mass-produced, relatively inexpensive goods that are marketed as luxurious or prestigious.

Aberdeen Australia Equity Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Regarding portfolio activity over the reporting period, we exited the Fund’s position in Amcor Ltd., a provider of packaging solutions. We had numerous concerns about the company’s long-term ability to manage its portfolio of diverse businesses and geographic exposures, given the number of acquisitions it has completed over the years. We also exited the Fund’s relatively small position in Healthscope, given our ongoing concerns regarding its asset review, operational underperformance and industry challenges. Conversely, we initiated a relatively small position in DuluxGroup Ltd., a distributor of paints, coatings and adhesives, as we believe that it has a robust longer-term business outlook and resilience during periods of housing-market softness. We also initiated a holding in integrated waste-management and recycling company Cleanaway Waste Management Ltd., which has the largest fleet of vehicles in Australia. We believe that the company’s revenue generally should be bolstered by the country’s GDP expansion, with operational efficiencies and synergies from its recent acquisition underpinning a higher earnings growth profile.

Outlook

We believe that Australian equities are likely to remain supported by expansionary financial conditions, although they could face some volatility in light of a persistent raft of investors’ worries. In our opinion, the global economy’s positive momentum bodes well for Australia’s GDP, which we expect will continue to expand this year and into 2019, aided by benign inflation.

However, we believe that the risks to this scenario include external factors such as the U.S.-China trade spat and an accelerated U.S. Federal Reserve monetary policy normalization. In our view, domestic risks include the implications of an election year in which certain developments could hamper Australian exchange-listed companies, whereas tighter credit standards in the banking sector could weigh on the housing market.

Nevertheless, we continue to find value within the Australian market. Specifically, we are starting to see what we believe are greater opportunities in pockets of both the large- and small-cap segments. As always, our focus is on accumulating positions in companies that we believe have healthy balance sheets and strong long-term prospects.

Aberdeen Asset Management Asia Limited

Aberdeen Australia Equity Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the ASX 200, the Fund’s benchmark, for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2018.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	1.7%	6.1%	4.2%	0.5%	1.8%
Market Price	0.9%	6.6%	5.8%	-0.6%	1.0%
Benchmark	1.8%	6.4%	4.2%	0.9%	3.0%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses”. The Fund’s total return is based on the reported NAV on each financial reporting period end. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American (formerly, NYSE MKT) during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeeniaf.com or by calling 800-522-5465.

The total annualized operating expense ratio both excluding and net of fee waivers based on the six-month period ended April 30, 2018 was 1.45%.

Aberdeen Australia Equity Fund, Inc.

Portfolio Composition (unaudited)

The following table summarizes the composition of the Fund’s portfolio, in S&P Global Industry Classification Standard (“GICS”) sectors, expressed as a percentage of net assets. As of April 30, 2018, the GICS structure consists of 11 sectors, 24 industry groups, 68 industries and 157 subindustries. An industry classification standard sector can include more than one industry group.

The Fund may invest between 25% and 35% of its total assets in the securities of any one industry group if, at the time of investment, that industry group represents 20% or more of the ASX 200. As of April 30, 2018, the Fund did not have more than 25% of its assets invested in any industry group.

As of April 30, 2018, the Fund held 98.6% of its net assets in equities, 0.6% in a short-term investment and 0.8% in other assets in excess of liabilities.

Asset Allocation by Sector

Sectors	As a Percentage of Net Assets
Financials	36.3%	*
Materials	20.1%
Health Care	14.7%
Energy	6.7%
Consumer Staples	6.4%
Utilities	5.8%
Telecommunication Services	3.6%
Industrials	2.7%
Information Technology	2.3%
Short-Term Investment	0.6%
Other Assets in Excess of Liabilities	0.8%
	100.0%

*	As of April 30, 2018, the Fund’s holdings in the Financials sector were allocated to five industries: Banks (17.8%), Capital Markets (10.2%), Real Estate Investment Trusts (4.8%), Insurance (2.3%) and Diversified Financial Services (1.2%).

Top Ten Equity Holdings (unaudited)

The following were the Fund’s top ten holdings as of April 30, 2018:

Name of Security	As a Percentage of Net Assets
BHP Billiton PLC – London Listing	7.2%
CSL Ltd.	6.4%
Westpac Banking Corp.	6.3%
Rio Tinto PLC – London Listing	6.2%
ASX Ltd.	6.2%
Commonwealth Bank of Australia	5.6%
Australia & New Zealand Banking Group Ltd.	5.2%
Woodside Petroleum Ltd.	4.8%
Cochlear Ltd.	4.2%
Westfield Corp.	3.8%

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2018

Shares	Description	Industry and Percentage of Net Assets	Value (US$)
LONG-TERM INVESTMENTS—98.6%
COMMON STOCKS—98.6% (a)
AUSTRALIA—76.5%
820,400	Adelaide Brighton Ltd.	Construction Materials—2.8%	$3,958,111
175,500	AGL Energy Ltd.	Multi-Utilities—2.0%	2,860,201
561,100	AMP Ltd.	Diversified Financial Services—1.2%	1,698,543
197,200	ASX Ltd.	Capital Markets—6.2%	8,669,458
4,107,600	AusNet Services	Electric Utilities—3.8%	5,302,432
367,100	Australia & New Zealand Banking Group Ltd.	Banks—5.2%	7,379,512
314,700	Brambles Ltd.	Commercial Services & Supplies—1.7%	2,328,520
113,600	Caltex Australia Ltd.	Oil, Gas & Consumable Fuels—1.9%	2,641,741
1,225,000	Cleanaway Waste Management Ltd.	Commercial Services & Supplies—1 .0%	1,454,742
213,600	Coca-Cola Amatil Ltd.	Beverages—1.1%	1,490,952
41,000	Cochlear Ltd.	Health Care—4.2%	5,966,713
145,000	Commonwealth Bank of Australia	Banks—5.6%	7,807,442
70,570	CSL Ltd.	Biotechnology—6.4%	9,039,243
122,000	DuluxGroup Ltd.	Chemicals—0.5%	709,327
983,800	Incitec Pivot Ltd.	Chemicals—2.0%	2,799,618
452,800	IOOF Holdings Ltd.	Capital Markets—2.2%	3,040,877
217,000	Iress Ltd.	Software—1.2%	1,702,324
1,462,300	Medibank Pvt Ltd.	Insurance—2.3%	3,213,779
47,600	National Australia Bank Ltd.	Banks— 0.7%	1,034,778
84,600	Perpetual Ltd.	Capital Markets—1.8%	2,552,263
467,800	Scentre Group	REIT—1 .0%	1,413,930
896,900	Telstra Corp. Ltd.	Diversified Telecommunication Services—1.5%	2,132,489
281,000	Treasury Wine Estates Ltd.	Beverages—2.9%	4,013,800
772,200	Westfield Corp.	REIT—3.8%	5,336,039
409,800	Westpac Banking Corp.	Banks—6.3%	8,802,685
279,889	Woodside Petroleum Ltd.	Oil, Gas & Consumable Fuels—4.8%	6,782,687
163,900	Woolworths Group Ltd.	Food & Staples Retailing—2.4%	3,428,096
			107,560,302
NEW ZEALAND—4.2%
157,300	Fisher & Paykel Healthcare Corp. Ltd.	Health Care—1.0%	1,397,716
1,247,400	Spark New Zealand Ltd. (b)	Diversified Telecommunication Services—2.1%	3,030,449
54,600	Xero Ltd. (b)	Software—1.1%	1,553,204
			5,981,369
UNITED KINGDOM—14.8% (e)
477,200	BHP Billiton PLC—London Listing	Metals & Mining—7.2%	10,175,053
159,500	Rio Tinto PLC—London Listing	Metals & Mining—6.2%	8,693,690
719,500	South32 Ltd.—London Listing	Metals & Mining—1.4%	1,995,417
			20,864,160
UNITED STATES—3.1%
460,300	ResMed, Inc.	Health Care—3.1%	4,369,638
	Total Long-Term Investments—98.6% (cost $131,161,205)		138,775,469

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2018

Shares	Description	Value (US$)
SHORT-TERM INVESTMENT—0.6%
UNITED STATES—0.6%
796,346	State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.65% (c)	$796,346
	Total Short-Term Investment—0.6% (cost $796,346)	796,346
	Total Investments—99.2% (cost $131,957,551) (d)	139,571,815

	Other Assets in Excess of Liabilities—0.8%	1,082,305
	Net Assets—100.0%	$140,654,120

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Directors. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of April 30, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
(e)	Considered to be Australian Company as defined in Note 1 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2018

Assets
Investments, at value (cost $131,161,205)	$138,775,469
Short-term investments, at value (cost $796,346)	796,346
Foreign currency, at value (cost $1,316,260)	1,282,005
Interest and dividends receivable	1,091
Prepaid expenses and other assets	2,544
Total assets	140,857,455

Liabilities
Investment management fees payable (Note 3)	133,266
Administration fees payable (Note 3)	11,661
Investor relations fees payable (Note 3)	11,461
Director fees payable	4,946
Other accrued expenses	42,001
Total liabilities	203,335

Net Assets	$140,654,120

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$227,423
Paid-in capital in excess of par	121,140,288
Distributions in excess of net investment income	(7,313,636)
Accumulated net realized gain from investment transactions	2,879,700
Net unrealized appreciation on investments	20,175,051
Accumulated net realized foreign exchange gains	16,140,336
Net unrealized foreign exchange loss	(12,595,042)
Net Assets	$140,654,120
Net asset value per share based on 22,742,326 shares issued and outstanding	$6.18

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2018

Net Investment Income

Income
Dividends (net of foreign withholding taxes of $48,091)	$2,972,187
Interest and other income	29,909
Total Investment Income	3,002,096

Expenses
Investment management fee (Note 3)	658,938
Directors’ fees and expenses	124,468
Administration fee (Note 3)	58,305
Insurance expense	40,734
Reports to shareholders and proxy solicitation	34,766
Investor relations fees and expenses (Note 3)	33,014
Independent auditors’ fees and expenses	32,205
Transfer agent’s fees and expenses	14,682
Custodian’s fees and expenses	14,661
Legal fees and expenses	11,265
Miscellaneous	30,575
Net expenses	1,053,613

Net Investment Income	1,948,483

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions	2,945,543
Foreign currency transactions	(73,473)
2,872,070

Net change in unrealized appreciation/(depreciation) on:
Investment transactions	(2,737,837)
Foreign currency translation	585,130
(2,152,707)
Net realized and unrealized gain from investments and foreign currency related transactions	719,363
Net Increase in Net Assets Resulting from Operations	$2,667,846

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2018 (unaudited)	For the Year Ended October 31, 2017

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$1,948,483	$3,885,943
Net realized gain from investment transactions	2,945,543	1,013,371
Net realized gain/(loss) from foreign currency transactions	(73,473)	12,666
Net change in unrealized appreciation/(depreciation) on investments	(2,737,837)	10,495,381
Net change in unrealized appreciation on foreign currency translation	585,130	5,998,530
Net increase in net assets resulting from operations	2,667,846	21,405,891

Distributions to Shareholders from:
Net investment income	(7,277,544)	(2,984,687)
Net realized gains	—	(3,537,616)
Tax return of capital	—	(8,032,786)
Net decrease in net assets from distributions	(7,277,544)	(14,555,089)

Common Stock Transactions:
Change in net assets resulting from operations	(4,609,698)	6,850,802

Net Assets:
Beginning of period	145,263,818	138,413,016
End of period (including distributions in excess of net investment income of ($7,313,636) and ($1,984,575), respectively)	$140,654,120	$145,263,818

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Financial Highlights

	For the Six- Month Period Ended April 30, 2018 (unaudited)		For the Fiscal Years Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net asset value, beginning of period	$6.39		$6.09	$6.21	$8.27	$9.44	$9.98
Net investment income	0.09		0.17	0.15	0.21	0.23	0.27
Net realized and unrealized gains/(losses) on investments and foreign currencies	0.02		0.77	0.40	(1.45)	(0.48)	0.20
Total from investment operations	0.11		0.94	0.55	(1.24)	(0.25)	0.47
Distributions from:
Net investment income	(0.32)		(0.13)	(0.16)	(0.27)	(0.32)	(0.34)
Net realized gains	–		(0.16)	(0.09)	(0.15)	–	(0.43)
Tax return of capital	–		(0.35)	(0.42)	(0.40)	(0.60)	(0.24)
Total distributions	(0.32)		(0.64)	(0.67)	(0.82)	(0.92)	(1.01)
Net asset value, end of period	$6.18		$6.39	$6.09	$6.21	$8.27	$9.44
Market value, end of period	$6.00		$6.25	$5.56	$5.57	$7.95	$10.71

Total Investment Return Based on(b):
Market value	0.92%		24.92%	12.92%	(20.61% )	(17.52% )	13.33%
Net asset value	1.67%		16.61%	10.94%	(14.91% )	(2.65% )	3.89% (c)

Ratio to Average Net Assets/Supplementary Data:
Net assets, end of period (000 omitted)	$140,654		$145,264	$138,413	$142,067	$189,784	$213,103
Average net assets (000 omitted)	$146,971		$144,958	$140,809	$166,905	$199,956	$220,475
Net operating expenses, net of fee waivers	1.45%	(e)	1.48%	1.64% (d)	1.45%	1.48%	1.41%
Net operating expenses, excluding fee waivers	1.45%	(e)	1.48%	1.65% (d)	1.45%	1.48%	1.41%
Net investment income	2.67%	(e)	2.68%	2.44%	2.91%	2.68%	2.80%
Portfolio turnover	15%		12%	15%	20%	13%	15%

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	The expense ratio includes a one-time expense associated with the October 2013 shelf offering costs attributable to the registered but unsold shares expiring in October 2016.
(e)	Annualized.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2018

1. Organization

Aberdeen Australia Equity Fund, Inc. (the “Fund”) is a non-diversified closed-end management investment company incorporated in Maryland on September 30, 1985. The Fund’s principal investment objective is long-term capital appreciation through investment primarily in equity securities of Australian companies listed on the Australian Stock Exchange Limited. Its secondary objective is current income, which is expected to be derived primarily from dividends and interest on Australian corporate and governmental securities. The Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities, consisting of common stock, preferred stock and convertible stock, of companies tied economically to Australia (each an “Australian Company”). This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. As a fundamental policy, at least 65% of the Fund’s total assets must be invested in companies listed on the Australian Stock Exchange Limited (“ASX”). Aberdeen Asset Management Asia Limited, the Fund’s investment manager (“AAMAL” or the “Investment Manager”), uses the following criteria in determining if a company is “tied economically” to Australia: whether the company (i) is a constituent of the ASX; (ii) has its headquarters located in Australia, (iii) pays dividends on its stock in Australian Dollars; (iv) has its accounts audited by Australian auditors; (v) is subject to Australian taxes levied by the Australian Taxation Office; (vi) holds its annual general meeting in Australia; (vii) has common stock/ordinary shares and/or other principal class of securities registered with Australian regulatory authorities for sale in Australia; (viii) is incorporated in Australia; or (ix) has a majority of its assets located in Australia or a majority of its revenues are derived from Australian sources. There can be no assurance that the Fund will achieve its investment objective.

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Fund’s Board of Directors (the “Board”). These valuation factors are used when pricing the Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time the Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which they trade closed before the Valuation Time), the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved and established by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1-Quoted Prices ($)	Level 2-Other Significant Observable Inputs ($)	Level 3-Significant Unobservable Inputs ($)	Total ($)
Investments in Securities
Common Stocks	$–	$138,775,469	$–	$138,775,469
Short-Term Investment	796,346	–	–	796,346
Total	$796,346	$138,775,469	$–	$139,571,815

Amounts	listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. During the six-month period ended April 30, 2018, there were no transfers between Levels 1, 2 or 3. For the six-month period ended April 30, 2018, there were no significant changes to the fair valuation methodologies.

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

b. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

c. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions. Interest income and expenses are recorded on an accrual basis.

d. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized capital gains and return of capital distributions, if necessary, on a quarterly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

e. Federal Income Taxes:

The Fund, for U.S. federal income purposes is comprised of a separately identifiable unit called a Qualified Business Unit (“QBUs”) (see section 987 of the Internal Revenue Code of 1986, as amended (the “IRC”)). The Fund has operated with a QBU for U.S. federal income purposes since 1989. The home office is designated as the United States and the QBU is Australia with a functional currency of the Australian dollar. The securities held within the Fund reside within either the home office of the QBU or the home office depending on certain factors including geographic region. As an example, the majority of the Fund’s Australian securities reside within the Australian QBU. When sold, the Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU’s functional currency is Australian dollar.

IRC section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. Additionally, the Fund’s composition of the distributions to shareholders is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized as income and distributed as such. As of the Fund’s fiscal year-end, the

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f. Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

g. Repurchase Agreements:

The Fund may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. To the extent the Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. As of and during the six-month period ended April 30, 2018, the Fund did not hold any repurchase agreements.

3. Agreements and Transactions with Affiliates

a. Investment Manager and Investment Adviser:

AAMAL serves as investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”) serves as investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Manager and the Investment Adviser are indirect wholly-owned subsidiaries of Standard Life Aberdeen plc (collectively the “Advisers”).

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of, and responsibility for the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund.

In rendering management services, the Investment Manager may use the resources of advisory subsidiaries of Standard Life Aberdeen plc. These affiliates have entered into a memorandum of understanding/personnel sharing procedures (“MOU”) pursuant to which investment professionals from each affiliate, including the Investment Adviser, may render portfolio management and research services to U.S. clients of the Standard Life Aberdeen plc affiliates, including the Fund, as associated persons of the Investment Manager. No remuneration is paid by the Fund with regards to the memorandum of understanding/personnel sharing procedures.

Pursuant to the management agreement, the Fund pays the Investment Manager a fee, payable monthly by the Fund, at the following annual rates: 1.10% of the Fund’s average weekly Managed Assets up to $50 million, 0.90% of the Fund’s average weekly Managed Assets between $50 million and $100 million and 0.70% of the Fund’s average weekly Managed Assets in excess of $100 million. Managed Assets is defined in the management agreement as net assets plus the amount of any borrowings for investment purposes. The Investment Adviser is paid by the Investment Manager, and not the Fund, for its services.

For the six-month period ended April 30, 2018, AAMAL earned $658,938 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.08%

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

of the Fund’s average weekly Managed Assets up to $500 million, 0.07% of the Fund’s average weekly Managed Assets between $500 million and $1.5 billion, and 0.06% of the Fund’s average weekly Managed Assets in excess of $1.5 billion. For the six-month period ended April 30, 2018, AAMI earned $58,305 from the Fund for administration services.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and pays third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are capped by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties engaged by AAMI), among other things, provides objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2018, the Fund incurred investor relations fees of approximately $33,014. For the six-month period ended April 30, 2018, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2018, were $21,285,884 and $23,478,014, respectively.

5. Capital

The authorized capital of the Fund is 30 million shares of $0.01 par value per share of common stock. As of April 30, 2018, there were 22,742,326 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis. For the six-month period ended April 30, 2018 and fiscal year ended October 31, 2017, the Fund did not repurchase any shares through this program.

7. Portfolio Investment Risks

a. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

b. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund

Aberdeen Australia Equity Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2018

to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

c. Sector Risk

To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

In particular, being invested heavily in the financial sector may make the Fund vulnerable to risks and pressures facing companies in that sector, such as regulatory, consolidation, interest rate changes and general economic conditions.

8. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$120,602,920	$24,884,710	$(5,915,815)	$18,968,895

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2018.

On June 11, 2018, the Fund announced that it will pay on June 29, 2018 a distribution of $0.16 per share to all shareholders of record as of June 21, 2018.

Aberdeen Australia Equity Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 29, 2018 at 1735 Market Street, 32nd Floor, Philadelphia, PA. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class III Directors to the Board of Directors:

	Votes For	Votes Against	Votes Withheld
William J. Potter	18,781,298	678,813	403,791
Hugh Young	17,138,859	2,311,801	413,242

Directors whose term of office continued beyond the Meeting are as follows: P. Gerald Malone, Neville J. Miles, Peter D. Sacks and Moritz Sell.

John T. Sheehy retired from his position as Director of the Fund on March 29, 2018, pursuant to the Fund’s retirement policy.

Aberdeen Australia Equity Fund, Inc.

Corporate Information

Directors

Neville J. Miles, Chairman

P. Gerald Malone

William J. Potter

Peter D. Sacks

Moritz Sell

Hugh Young

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Joseph Andolina. Vice President – Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Jason Kururangi, Vice President

Jennifer Nichols, Vice President

Robert Penaloza, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 10 255 George Street

Sydney, NSW 2000, Australia

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeenstandard.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2018, were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Australia Equity Fund, Inc. are traded on the NYSE American (formerly, NYSE Market) equities exchange under the symbol “IAF”. Information about the Fund’s net asset value and market price is available at www.aberdeeniaf.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Australia Equity Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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IMPORTANT INFORMATION
Aberdeen Standard Investments is a brand of the investment businesses of Aberdeen Asset Management and Standard Life Investments.
Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results.
In the United States, Aberdeen Asset Management (AAM) is the marketing name for the following affiliated, registered investment advisers: ABERDEEN Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd, Aberdeen Asset Management Asia Ltd and Aberdeen Capital Management, LLC. Excluding Aberdeen Capital Management LLC, each of these advisers are wholly owned by Standard Life Aberdeen Plc. Aberdeen Capital Management, LLC is a wholly-owned subsidiary of Aberdeen Asset Management Inc.
Ref: US-260618-67553-2
Aberdeen Standard
Investments

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As a leading global asset manager, Aberdeen Standard Investments is dedicated to creating long-term value for our clients. Whether you’re searching for income, diversification, or exposure to some of the world’s fastest growing economies, discover how our range of closed-end funds can help meet your individual investment needs.
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International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging market investments. Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund. The net asset value (NAV) is the value of an entity’s assets less the value of its liabilities. The market price is the current price at which an asset can be bought or sold. There is no assurance that the Fund will achieve its investment objective. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. Diversification does not ensure a profit or protect against a loss in a declining market.
Aberdeen Standard Investments is a brand of the investment businesses of Aberdeen Asset Management and Standard Life Investments.
IAF-SEMI-ANNUAL
Aberdeen Standard
Investments

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Not applicable to the semi-annual report on Form N-CSR.

(b). The Registrant is managed by Aberdeen’s Asia-Pacific Equities team. The Asia-Pacific Equities team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for day-to-day management of the Registrant.

Effective January 31, 2017, Jason Kururangi replaced Mark Daniels as part of the team having the most significant responsibility for the day-to-day management of the Registrants’ portfolio which includes: Michelle Lopez, Robert Penaloza, Natalie Tam and Hugh Young.

(1)

Individual & Position	Services Rendered	Past Business Experience
Jason Kururangi Investment Manager – Equities Asia	Responsible for Australian equities portfolio management	Currently Investment Manager – Equities. Mr. Kururangi joined Aberdeen in 2011.

(2) The information in the table below is as of March 31, 2018.

Name of Portfolio Manager	Type of Accounts	Total Number of Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Jason Kururangi	Registered Investment Companies	9	$1,306.62	0	$0

	Pooled Investment Vehicles	55	$22,654.44	0	$0

	Other Accounts	52	$15,464.94	8	$4,553,26

Total assets are as of March 31, 2018 and have been translated to U.S. dollars at a rate of £1.00 = $1.40.

In accordance with legal requirements in the various jurisdictions in which they operate, and their own Conflicts of Interest policies, all subsidiaries of Aberdeen Asset Management PLC, (together “Aberdeen”), have in place arrangements to identify and manage Conflicts of Interest that may arise between them and their clients or between their different clients. Where Aberdeen does not consider that these arrangements are sufficient to manage a particular conflict, it will inform the relevant client(s) of the nature of the conflict so that the client(s) may decide how to proceed.

The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, Aberdeen believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Aberdeen has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance of the portfolio held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by Aberdeen or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Aberdeen may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of Aberdeen that the benefits achieved through economies of scale from Aberdeen organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(3)

Aberdeen’s remuneration policies are designed to support its business strategy as a leading international asset manager. The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for Aberdeen’s clients and shareholders. Aberdeen operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

A long-term incentive plan for key staff and senior employees comprises a mixture of cash and deferred shares in Aberdeen PLC, or after August 2017, Standard Life Aberdeen plc, or select Aberdeen funds (where applicable). Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

Aberdeen’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other Aberdeen employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee of Aberdeen determines the key performance indicators that will be applied in considering the overall size of the bonus pool. In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap. However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability. Consideration is also given to the levels of bonuses paid in the market. Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

Aberdeen has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with Aberdeen’s sustained performance and, in respect of the deferral into funds, managed by Aberdeen, to align the interest of asset managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

(4)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2018
Jason Kururangi	$0

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2017 through November 30, 2017	0	$0	0	2,274,233
December 1, 2017 through December 31, 2017	0	$0	0	2,274,233
January 1, 2018 through January 31, 2018	0	$0	0	2,274,233
February 1, 2018 through February 28, 2018	0	$0	0	2,274,233
March 1, 2018 through March 31, 2018	0	$0	0	2,274,233
April 1, 2018 through April 30, 2018	0	$0	0	2,274,233
Total	0	$0	0	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1), 12(c)(2) and 12(c)(3) as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Australia Equity Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 2, 2018

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Australia Equity Fund, Inc.

Date: July 2, 2018

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3) – Distribution notice to stockholders